UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2007

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                         TENDERCARE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

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          Colorado                     0-14697                  84-0898302
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

                  3925 North Hastings Way, Eau Claire, WI 54703
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 833-1750

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.


On October 24, 2007, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Hain Celestial Group, Inc. ("Hain") and its wholly-owned subsidiary Hain Acquisition Corporation ("Merger Sub"). Under the Merger Agreement, the Merger Sub will be merged into the Company, the shareholders of the Company will receive cash in the amount of $0.45 per share (less the pro rata share of any Company expenses related to the merger in excess of $100,000 in the aggregate) for each of the outstanding shares of the Company and the Company will become a wholly-owned subsidiary of Hain. Immediately prior to the effectiveness of the merger, demand promissory notes of the Company payable to Edward Reiss and Brenda Schenk in the approximate amount of $504,000 will be amended and restated to provide a fixed term and interest rate and the Company will sell its assets related to its Rapid Shine business to Edward Reiss, the Co-Chief Executive Officer of the Company, for $145,000, which amount will be paid by a credit against the Company's promissory note to him.

Effectiveness of the merger is subject to a number of other conditions, including (a) approval by at least 80% of the outstanding Company shares and (b) not more than 5% of the outstanding shares of the Company dissenting from the merger. The Merger Agreement contains customary representations and warranties. Mr. Reiss and Ms. Schenk are personally liable for any breach of the Company's representations and warranties to the extent of their notes.

If the Merger Agreement is terminated by the Company or Hain under certain circumstances, including as a result of a third-party offer to acquire the Company under terms which the Company believes are superior to Hain's offer, the Company must pay a termination fee to Hain of $100,000. If Hain terminates the Merger Agreement under certain circumstances, it must pay a termination fee of $100,000 to the Company.

The merger is anticipated to close shortly after the shareholders approve the merger, but the Merger Agreement may be terminated by either party if the merger is not consummated by December 14, 2007 (or under certain circumstances, January 31, 2008). The Merger Agreement is attached as a Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated by reference herein.


The Company and Hain have maintained a strategic marketing alliance for several years. Under that alliance, the Company has applied coupons for Hain's Earth's Best(R) Orgainc Baby Food to its Tushies and Tendercare diaper bags.


Tendercare's press release regarding the Merger Agreement is attached as Exhibit
99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Voting and Support Agreement

Concurrent with the execution and delivery of the Merger Agreement and as a condition to the willingness of Hain to enter into the Merger Agreement, each of the members of the Company's board of directors, who beneficially own an aggregate of approximately 54.8% of the outstanding shares of the Company's capital stock, entered into a Voting and Support Agreement with Hain pursuant to which the Company's directors have agreed to vote shares beneficially owned by them representing approximately 40% of the outstanding shares of the Company's capital stock in favor of the approval of the Merger Agreement. The Voting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Employment Agreements

Concurrent with the execution and delivery of the Merger Agreement and as a condition to the willingness of Hain to enter into the Merger Agreement, Hain required that Edward Reiss and Brenda Schenk enter into three-year employment agreements with Hain, which will become effective only if the merger is consummated. The employment agreements provide each with base compensation of $125,000 per year, and include provisions regarding vacation and expense reimbursements, other benefits which are customary for similarly-situated Hain employees, and two years of non-competition obligations following termination.


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The employment agreements also include an incentive bonus of $250,000 each, which will be payable after the third anniversary of the closing of the merger, provided certain goals are achieved during that period.

Additional Information and Where to Find It

In connection with the proposed transaction, a proxy statement from the Company and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement, when available, as well as other filed documents containing information about the Company, at www.sec.gov, the SEC's Web site. Free copies of the Company's SEC filings also are available [on the Company's website at [web address] or] by request to [mailing address].

Participants in the Solicitation

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed transaction. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, filed with the SEC on April 2, 2007. More detailed information regarding the identity of potential participants and their interests in the solicitation will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.


Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:


Exhibit No.             Description
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    2.1                 Agreement and Plan of Merger, dated as of October 24,
                        2007, among The Hain Celestial Group, Inc., Hain
                        Acquisition Corporation and Tendercare International,
                        Inc.


    10.1 Voting and Support Agreement, dated as of October 24, 2007, by and among The Hain Celestial Group, Inc., Edward Reiss, Brenda Schenk and Craig Silverman.


    99.1                Press Release dated October 30, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2007

TENDERCARE INTERNATIONAL, INC.
        (Registrant)


By: /s/ Edward Reiss
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        Edward Reiss
        Title: Co- Chief Executive Officer